Exhibit 10.1

EXECUTION VERSION

SEVENTH AMENDMENT
Dated as of July 6, 2022
to
REVOLVING CREDIT AND SECURITY AGREEMENT
Dated as of February 4, 2019

This SEVENTH AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT (this “Amendment”), dated as of July 6, 2022, is entered into by and among GOLUB CAPITAL BDC 3, INC., a Maryland corporation and GBDC 3 FUNDING II LLC, a Delaware limited liability company, as borrowers (in such capacity, each a “Borrower”, and together, the “Borrowers”) and Signature Bank, as the administrative agent and a lender under the Credit Agreement (as defined below) (“Signature Bank”).

RECITALS

WHEREAS, the Borrowers and Signature Bank are parties to that certain Revolving Credit and Security Agreement, dated as of February 4, 2019 (as amended by that certain First Amendment to Revolving Credit and Security Agreement, dated as of April 8, 2019, that certain Second Amendment to Revolving Credit and Security Agreement, dated as of May 31, 2019, that certain Additional Borrower Joinder Agreement to Revolving Credit and Security Agreement, dated as of August 23, 2019, that certain Third Amendment to Revolving Credit and Security Agreement dated as of February 7, 2020, that certain Fourth Amendment to Revolving Credit and Security Agreement dated as of February 4, 2021, that certain Fifth Amendment to Revolving Credit and Security Agreement dated as of February 4, 2022, that certain Sixth Amendment to Revolving Credit and Security Agreement dated as of March 3, 2022, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the parties hereto wish to make certain changes to the Credit Agreement as further described herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Credit Agreement, the parties hereto agree as follows:

Section 1.         Definitions. All capitalized terms not otherwise defined herein are used as defined in the Credit Agreement.

Section 2.         Changes to the Credit Agreement. Effective as of the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

2.1.            The definition of “Available Commitment” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Available Commitment” means, at any time of determination, the lesser of: (a) the Maximum Commitment; and (b) the sum of (i) seventy-five percent (75%) of the aggregate Unfunded Capital Commitments and Pending Capital Calls (to the extent that the applicable Capital Call was made less than ten (10) days prior to the time of determination) of the Investors that are not Defaulting Investors, plus (ii) the NAV Advance Amount; provided that the percentage set forth in clause (b)(i) of this definition shall increase to eighty percent (80%) upon the occurrence of the Available Commitment Increase Condition.”

2.2.            A new definition of “Available Commitment Increase Condition” is hereby inserted in its appropriate alphabetical order in Section 1.1 of the Credit Agreement as follows:

““Available Commitment Increase Condition” means Administrative Agent shall have received evidence in form and substance satisfactory to Administrative Agent in its sole discretion that Borrowers have called and received Capital Contributions in an amount greater than or equal to seventy-five percent (75%) of the aggregate Capital Commitments of the Investors.”

2.3.            The definition of “Maximum Commitment” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Maximum Commitment” means $150,000,000, as such amount may be increased by Borrowers in accordance with Section 3.6 or decreased by Borrowers pursuant to Section 3.5.”

2.4.            Schedule II to the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex A hereto.

Section 3.         Conditions Precedent to Closing. Section 2 hereof shall become effective on the date (the “Effective Date”) upon which each of the following conditions precedent have been satisfied or waived:

3.1.            Signature Bank shall have received a counterpart (or counterparts) of this Amendment, executed and delivered by Borrowers, or other evidence satisfactory to Signature Bank of the execution and delivery of this Amendment by Borrowers; and

3.2.            Borrowers shall have paid all fees and other amounts due and payable on or prior to the date hereof, including, without limitation, payment of all reasonable expenses required to be reimbursed or paid by Borrowers hereunder, including the reasonable and documented fees and disbursements of Cadwalader, Wickersham & Taft LLP.

Section 4.         Miscellaneous.

4.1.            Reaffirmation of Covenants, Representations and Warranties. Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants applicable to it, and confirms the representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent such representations and warranties expressly relate to an earlier date).

4.2.            Representations and Warranties. Each Borrower hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, subject to Debtor Relief Laws and general equitable principles (whether considered a proceeding in equity or at law), and (ii) upon the Effective Date, no Event of Default or Potential Default shall exist.

4.3.            References to the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

4.4.            Effect on Credit Agreement. Except as specifically amended above, the Credit Agreement and all other Loan Documents executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.5.            No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Signature Bank or any other Lender under the Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

4.6.            Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

4.7.            Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

4.8.            Headings. Section headings in this Amendment are for reference only and shall in no way affect the interpretation of this Amendment.

4.9.            Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart hereof, or a signature page hereto, by facsimile or in a .pdf or similar file shall be effective as delivery of a manually executed original counterpart thereof.

[Signatures Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWERS:

GOLUB CAPITAL BDC 3, INC., a Maryland corporation

By:	/s/ Christopher C. Ericson
Name:	Christopher C. Ericson
Title:	Chief Financial Officer

GBDC 3 FUNDING II LLC, a Delaware limited liability company

By:	/s/ Christopher C. Ericson
Name:	Christopher C. Ericson
Title:	Chief Financial Officer

Signature Bank – Golub BDC 3
Seventh Amendment to Revolving Credit and Security Agreement

ADMINISTRATIVE AGENT AND LENDER:

SIGNATURE BANK

By:	/s/ Trevor Freeman
Name:	Trevor Freeman
Title:	Managing Director

By:	/s/ Kaylin Searles
Name:	Kaylin Searles
Title:	Vice President

Signature Bank – Golub BDC 3
Seventh Amendment to Revolving Credit and Security Agreement

Annex A

SCHEDULE II

Lender Commitments

Lender	Commitment
Signature Bank	$150,000,000
Total	$150,000,000